[SHIP]
                            [THE VANGUARD GROUP LOGO]


                       VANGUARD(R) VARIABLE INSURANCE FUND
                             INTERNATIONAL PORTFOLIO
              SUPPLEMENT TO THE PROSPECTUS DATED NOVEMBER 15, 2002

VANGUARD INTERNATIONAL PORTFOLIO TAKES ON A SECOND INVESTMENT ADVISER
Effective February 6, 2003, Baillie Gifford Overseas Ltd ("Baillie Gifford"), a wholly-owned subsidiary of Baillie Gifford & Co., will begin managing a portion of Vanguard Variable Insurance Fund -- International Portfolio's assets, bringing the Portfolio's number of advisers to two. Baillie Gifford & Co.'s assets under management totaled approximately $30 billion as of December 31, 2002. Baillie Gifford and the Portfolio's continuing investment adviser, Schroder Investment Management North America Inc., each will independently select and maintain a portfolio of common stocks for the Portfolio. The Portfolio's board of trustees will decide the proportion of Portfolio assets to be managed by each adviser and may change these proportions at any time.

INVESTMENT OBJECTIVE, PRIMARY INVESTMENT STRATEGIES, AND PRIMARY RISKS
The Portfolio's investment objective, primary investment strategies, and primary risks will not change.

SECURITY SELECTION
Baillie Gifford will use active management methods, which means the adviser buys and sells securities based on its judgments about the financial prospects of companies, the price of the securities, and the stock market and economy in general.

Baillie Gifford has an investment philosophy of making long-term investments in well-researched and well-managed quality businesses that enjoy sustainable, competitive advantages in their marketplaces. Baillie Gifford uses a fundamental approach to identify quality growth companies. The firm considers sustainable earnings and free cash flow growth to be critical factors in evaluating a company's prospects.

Companies are screened first for quality and then for value. Baillie Gifford looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high quality earnings, and a positive approach towards shareholders. The main fundamental factors considered when analyzing companies in this bottom-up analysis are: earnings growth, cash flow growth, profitability, debt and interest coverage, and valuation.

To determine how to allocate its portion of the Portfolio's assets geographically, Baillie Gifford constantly evaluates economic, market, and political trends worldwide. Among the factors considered are currency exchange rates, growth potential of economies and securities markets, technological developments, and political and social conditions.

The Portfolio may also invest in convertible securities.

INVESTMENT ADVISER
The Portfolio will use a multimanager approach. Each adviser will independently manage a separate portion of the Portfolio's assets, subject to the supervision and oversight of the trustees and officers of the Portfolio.

Baillie Gifford Overseas Ltd, 1 Rutland Court, Edinburgh EH3 8EY, Scotland, is an investment advisory firm founded in 1983. Baillie Gifford Overseas Ltd is wholly owned by the Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., which is one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for U.K. institutional clients.

The Portfolio will pay Baillie Gifford quarterly. The quarterly fee will be based on certain annual percentage rates applied to the average net assets managed by the adviser over the period. In addition, the quarterly fee paid to the adviser will be increased or decreased based on the adviser's performance in comparison to a benchmark index. For these purposes, the cumulative total return of the adviser's portion of the Portfolio over a trailing 36-month period will be compared with the cumulative total return of the Morgan Stanley Capital International Europe, Australasia, Far East Index over the same period. Please consult the Portfolio's Statement of Additional Information for a complete explanation of how advisory fees are calculated.

MANAGER
The individual primarily responsible for overseeing Baillie Gifford's portion of the Portfolio's investments is:

JAMES K. ANDERSON, Head of the Continental European Equity Department and Partner of Baillie Gifford & Co. He has managed assets with Baillie Gifford since 1985, and began managing the Fund in 2003. Education: B.A., University College Oxford; Diploma, Bologna Center of Johns Hopkins University; M.A., Carleton University.

FEES AND EXPENSES
The Total Annual Operating Expenses of the Portfolio (0.53%) are not expected to change materially as a result of the change to a multimanager approach.

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. UNDERGOES RESTRUCTURING
As a result of an internal corporate restructuring, Schroder Investment Management North America Inc. ("Schroder Inc.") is entering into a sub-advisory agreement with Schroder Investment Management North America Limited ("Schroder Limited") and Vanguard Variable Insurance Fund pursuant to which Schroder Limited will serve as the sub-adviser for the Schroder Inc. portion of the Portfolio, commencing on or about April 1, 2003. Schroder Limited will pay 25% of its advisory fee to Schroder Limited for providing sub-advisory services.

Please consult the Portfolio's Statement of Additional Information for a complete explanation of how advisory fees are calculated.

The restructuring and new sub-advisory agreement will not change the composition of the portfolio management team that currently manages the Portfolio through Schroder Inc. In addition, the fees the Portfolio pays for advisory services provided by Schroder Inc. will not change.



















(C)2003 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         PS69 022003

                                     [SHIP]
                            [THE VANGUARD GROUP LOGO]

                       VANGUARD(R) VARIABLE INSURANCE FUND
                             INTERNATIONAL PORTFOLIO

  SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 15, 2002

VANGUARD VARIABLE INSURANCE FUND - INTERNATIONAL PORTFOLIO TAKES ON A SECOND INVESTMENT ADVISER
Effective February 6, 2003, Baillie Gifford Overseas Ltd (Baillie Gifford), a wholly-owned subsidiary of Baillie Gifford & Co., will begin managing a portion of Vanguard Variable Insurance Fund - International Portfolio's assets, bringing the Portfolio's number of advisers to two. Baillie Gifford and the Portfolio's continuing investment adviser, Schroder Investment Management North America Inc., each will independently select and maintain a portfolio of common stocks for the Portfolio. The Portfolio's board of trustees will decide the proportion of Portfolio assets to be managed by each adviser and may change these proportions at any time.

BAILLIE GIFFORD OVERSEAS LTD
The Portfolio entered into an investment advisory agreement with Baillie Gifford to manage the investment and reinvestment of a portion of the Portfolio's assets (the BG Portfolio) and continuously review, supervise, and administer the Portfolio's investment program with respect to these assets. Baillie Gifford will invest or reinvest the assets of the BG Portfolio only in foreign (non-U.S.) securities. Baillie Gifford discharges its responsibilities subject to the supervision and oversight of the trustees and officers of the Portfolio.

The Portfolio pays Baillie Gifford at the end of each fiscal quarter an amount (the Adjusted Fee) equal to a base fee (Base Fee) plus a performance-based adjustment to the Base Fee (the Performance Adjustment).

The Base Fee for each quarter of the Portfolio is calculated by multiplying an annual percentage rate of 0.125% to the average month-end net assets of the BG Portfolio during such quarter, and dividing the result by 4.

The Performance Adjustment for each fiscal quarter of the Fund shall be calculated by multiplying the appropriate Adjustment Percentage (shown below) to the Annual Percentage Rate (0.125%) applied to the average of the month-end net assets of the Fund over the previous 36 months, and dividing the result by four. The Adjustment Percentage for each fiscal quarter of the Fund shall be determined by applying the following Performance Adjustment Schedule to the cumulative performance of the BG Portfolio relative to the Morgan Stanley Capital International Europe, Australasian, Far East Index (the "Index") over the rolling 36-month period applicable to such fiscal quarter.


================================================================================
                         PERFORMANCE ADJUSTMENT SCHEDULE
--------------------------------------------------------------------------------
 CUMULATIVE PERFORMANCE OF BG PORTFOLIO
               VS.                                       ADJUSTMENT PERCENTAGE
  INDEX OVER RELEVANT 36-MONTH PERIOD
--------------------------------------------------------------------------------
      Less than -9%                                              -50%
--------------------------------------------------------------------------------
From -9% up to and including 0%                  Linear decrease from -50% to 0%
--------------------------------------------------------------------------------
Greater than 0% and up to and including +9%      Linear increase from 0% to +50%
--------------------------------------------------------------------------------
      More than +9%                                              +50%
================================================================================


I. The following example serves as a guide for the calculation of the Adjusted Fee.

Assume the Adjusted Fee for the fiscal quarter ending March 31, 2006 is being calculated, the transition rules are not in effect, and the month-end net assets of the BG Portfolio over the rolling 36-month period applicable to such fiscal quarter are as follows:


=========================================================================================================================
                                        MONTH-END NET ASSETS OF BG PORTFOLIO ($ MILLION)
-------------------------------------------------------------------------------------------------------------------------
          JAN      FEB       MAR      APRIL    MAY       JUNE     JULY     AUG       SEP      OCT      NOV       DEC
-------------------------------------------------------------------------------------------------------------------------
2003                                  $1,001   $1,002    $1,003   $1,004   $1,005    $1,006   $1,007   $1,008    $1,009
-------------------------------------------------------------------------------------------------------------------------
2004      $1,010   $1,011    $1,012   $1,013   $1,014    $1,015   $1,016   $1,017    $1,018   $1,019   $1,020    $1,021
-------------------------------------------------------------------------------------------------------------------------
2005      $1,022   $1,023    $1,024   $1,025   $1,026    $1,027   $1,028   $1,029    $1,030   $1,031   $1,032    $1,033
-------------------------------------------------------------------------------------------------------------------------
2006      $1,034   $1,035    $1,036
=========================================================================================================================


                                                                     (continued)

Also, assume the cumulative performance of the BG Portfolio over the rolling 36-month period applicable to such fiscal quarter is +24.5%, and the cumulative performance of the Index over such period is +20.0%. The Adjusted Fee payable by the Portfolio to the adviser for the fiscal quarter ending March 31, 2006 would be $403,007.81 and is calculated as follows:

     a. BASE FEE OF $323,437.50, WHICH IS CALCULATED AS FOLLOWS. The average month-end net assets of the BG Portfolio over the fiscal quarter ending March 31, 2006 ($1,035,000,000), when applied to the Annual Percentage Rate Schedule, corresponds to Average Month-End Net Assets of $1.5 billion or less, and an Annual Percentage Rate of 0.125%. Therefore, the Base Fee is equal to:

          Base Fee = (a X b) /4, where;

     a = Average month-end net assets over the fiscal quarter ending March 31, 2006, calculated as follows:

          ($1,034,000,000 + $1,035,000,000+ $1,036,000,000) / 3 = $1,035,000,000

     b = Annual Percentage Rate applied to average month end net assets, ( = 0.125%)

          Base Fee = ($1,035,000,000 X 0.125%) / 4 = $323,437.50

     b. PERFORMANCE ADJUSTMENT OF +$79,570.31, WHICH IS CALCULATED AS FOLLOWS. The average month-end net assets of the BG Portfolio over the rolling 36-month period applicable to the fiscal quarter ending March 31, 2006 is $1,018,500,000. The excess return of the BG Portfolio (+24.5%) over the Index (+20.0%) over such period is +4.5%. An excess return of +4.5%, when applied to the Performance Adjustment Schedule, corresponds to a relative performance of greater than 0% and up to and including +9%, which corresponds to an Adjustment Percentage of 25%, calculated as follows:

          Adjustment Percentage = ([c / d]) X e, where;

          c = Excess return over the performance period, ( = +4.5%)

          d = Maximum  excess  return for  appropriate  performance  range,  ( =
          +9.0%)

          e = Maximum Adjustment Percentage for appropriate performance range, (= +50%)

          Adjustment Percentage = ([4.5%/9.0%]) X 50% = +25%

          Therefore, the Performance Adjustment = ([f X g] X h) / 4, where;

          f = Adjustment Percentage, ( = +25%)

          g = Annual Percentage Rate applied to average month end net assets, ( = 0.125%)

          h = Average month-end net assets for the 36-months ended March 31, 2006, ( = $1,018,500,000)

          Performance  Adjustment  = ([25% X  0.125%]  X  $1,018,500,000)  / 4 =
          +$79,570.31

     c.   AN ADJUSTED FEE OF $403,007.81, WHICH IS CALCULATED AS FOLLOWS:

          Adjusted Fee = i + j, where;

          i =  Base  Fee,  ( =  $323,437.50)
          j = Performance Adjustment, ( = $79,570.31)

          Adjusted Fee = $323,437.50 + $79,570.31 = $403,007.81

     d. CERTAIN CONVENTIONS. In practice, calculations will be extended to the eighth decimal point. Performance differences between the BG Portfolio and the Index are treated in a symmetric manner, such as in the example.

Notwithstanding any other provision of the agreement, the adviser shall receive no compensation with respect to any period of time that begins prior to February 6, 2003. Accordingly, the first Adjusted Fee payable under the agreement shall be prorated as necessary to account for the actual duration of time during the

                                                                     (continued)
first fiscal quarter of the Portfolio for the 2003 calendar year that the agreement was effective, and all subsequent calculations of the Adjusted Fee payable under the agreement shall be appropriately adjusted to ensure that the adviser receives no compensation with respect to any period of time that begins prior to February 6, 2003.

II. The Performance Adjustment will not be fully incorporated into the determination of the Adjusted Fee until the fiscal quarter ended March 31, 2006. Until that date, the following transition rules will apply:

     a. FEBRUARY 6, 2003 THROUGH DECEMBER 31, 2003. The Adjusted Fee will be deemed to equal the Base Fee. No Performance Adjustment will apply to the calculation of the Adjusted Fee during this period.

     b. JANUARY 1, 2004 THROUGH MARCH 31, 2006. Beginning January 1, 2004, the Performance Adjustment will take effect on a progressive basis with regard to the number of months elapsed between March 31, 2003, and the end of the quarter for which the Adjusted Fee is being computed. During this period, the Base Fee for purposes of calculating the Performance Adjustment will be computed using the average month-end net assets of the BG Portfolio, as determined for a period commencing March 31, 2003, and ending as of the end of the applicable fiscal quarter of the Portfolio. During this period, the Performance Adjustment will be calculated using the cumulative performance of the BG Portfolio and the Index for a period commencing April 1, 2003 and ending as of the end of the applicable fiscal quarter of the Portfolio. For these purposes, the endpoints and the size of the range over which a positive or negative adjustment percentage applies and the corresponding maximum adjusted percentage will be multiplied by a time-elapsed fraction. The fraction will equal the number of months elapsed since March 31, 2003, divided by 36.

     c. ON AND AFTER MARCH 31, 2006. The Adjusted Fee will be equal to the Base Fee plus the Performance Adjustment.

III. The following example serves as a guide for the calculation of the Adjusted Fee during the transition period.

Assume that the adviser's compensation is being calculated for the fiscal quarter ended September 30, 2004 and the month-end net assets of the BG Portfolio over the 18-month period applicable to such fiscal quarter are as follows:

=========================================================================================================================
                                        MONTH-END NET ASSETS OF BG PORTFOLIO ($ MILLION)
-------------------------------------------------------------------------------------------------------------------------
          JAN      FEB       MAR      APRIL    MAY       JUNE     JULY     AUG       SEP      OCT      NOV       DEC
-------------------------------------------------------------------------------------------------------------------------
2003                                  $1,001   $1,002    $1,003   $1,004   $1,005    $1,006   $1,007   $1,008    $1,009
-------------------------------------------------------------------------------------------------------------------------
2004      $1,010   $1,011    $1,012   $1,013   $1,014    $1,015   $1,016   $1,017    $1,018
=========================================================================================================================

Also, assume the cumulative performance of the BG Portfolio over the 18-month period applicable to the September 30, 2004 fiscal quarter is +11.8%, and the cumulative performance of the Index over such period is +10.0%. Thus, the excess return of the BG Portfolio over the applicable period is +1.80%. The Adjusted Fee payable by the Portfolio to the adviser for the fiscal quarter ending March 31, 2006 would be $349,359.38 and is calculated as follows:

     a. BASE FEE OF $317,812.50, WHICH IS CALCULATED AS FOLLOWS. The average month-end net assets of the BG Portfolio over the fiscal quarter ending August 31, 2004 ($1,017,000,000), when applied to the Annual Percentage Rate Schedule, corresponds to Average Month-End Net Assets of $1.5 billion or less, and an Annual Percentage Rate of 0.125%. Therefore, the Base Fee is equal to:

          Base Fee = (a X b) / 4, where;

          a = Average month-end net assets over the fiscal quarter ending March 31, 2006, calculated as follows: ($1,016,000,000 + $1,017,000,000 +
          $1,018,000,000) / 3 = $1,017,000,000

          b = Annual Percentage Rate applied to average month end net assets, ( = 0.125%)

          Base Fee = ($1,017,000,000 X 0.125%) / 4 = $317,812.50

     b. PERFORMANCE ADJUSTMENT OF +$31,546.88, WHICH IS CALCULATED AS FOLLOWS. The average month-end net assets of the BG portfolio over the performance period (March 31, 2003 to September 30, 2004) are $1,009,500,000). The excess return of the BG portfolio (+11.8%) over the Index (+10.0%) over such period is +1.80%. An excess return of +1.80%, when applied to the Performance Adjustment Schedule, corresponds to a relative performance of greater than 0% and up to and including +9%, which corresponds to an Adjustment Percentage of +10%, calculated as follows:

          Adjustment Percentage = ([c / d] X i), where;

          c = Percentage amount by which the performance of the Portfolio has exceeded the Index, ( = +1.80%)

                                                                     (continued)
          d = Size of the adjusted range over which the linear adjustment applies, determined as follows:

          adjusted range = [(e/f) X g] to [(e/f) X h] = d

          e = Number of months elapsed from March 31, 2003 to September 30, 2004 (= 18)

          f = Number of months in full rolling performance period (= 36)

          g = Minimum excess return for appropriate performance range (= 0.0%)

          h = Maximum excess return for appropriate performance range (= +9.0%)

          d = [(18/36) X 0.0%] to [(18/36) X +9.0%] = (0.0% to +4.5%),

          therefore, the size of adjustment range = (+4.5% - 0.0%) = +4.5% = d

          i = The Maximum Adjustment Percentage for the transition period, which is determined as follows:

          Maximum Adjustment Percentage = [(e / f) X j] = i

          e = Number of months elapsed from March 31, 2003 to September 30, 2004 (= 18)

          f = Number of months in full rolling performance period (= 36)

          j = Maximum Adjustment Percentage for the appropriate performance range (= +50%)

          Maximum Adjustment Percentage for transition period = [(18/36) X 50%) = +25% = i

          Adjustment Percentage = ([c / d] X i) = ([1.8%/4.5%] X 25%) = +10.0%

          Therefore, the Performance Adjustment is equal to ([k X l] X m) / 4, where;

          k = Adjustment Percentage, ( = +10%)

          l = Annual Percentage Rate applied to average month-end net assets, ( = 0.125%)

          m = Average month-end net assets for the transition period ended September 30, 2004, (= $1,009,500,000)

          Performance  Adjustment  = ([10% X  0.125%]  X  $1,009,500,000)  / 4 =
          +$31,546.88

     c.   AN ADJUSTED FEE OF $349,359.38, WHICH IS CALCULATED AS FOLLOWS:

          n + p = Adjusted Fee, where;

          n = Base Fee, ( = $317,812.50)

          p = Performance Adjustment, ( = $31,546.88)

          Adjusted Fee = $317,812.50 + $31,546.88 = $349,359.38

     d. CERTAIN CONVENTIONS. In practice, calculations will be extended to the eighth decimal point. Performance differences between the BG Portfolio and the Index are treated in a symmetric manner, such as in the example.

IV.  The  following   special  rules  will  also  apply  to  Baillie   Gifford's
     compensation:

     a. BG PORTFOLIO UNIT VALUE. The BG Portfolio unit value shall be determined by dividing the total net assets of the BG Portfolio by a given number of units. The number of units in the BG Portfolio shall be equal to the total shares outstanding of the Portfolio on the effective date of the agreement; provided, however, that as assets are added to or withdrawn from the BG Portfolio, the number of units of the BG Portfolio shall be adjusted based on the unit value of the BG Portfolio on the day such changes are executed.

                                                                     (continued)

     b.   BG  PORTFOLIO  PERFORMANCE.  The  investment  performance  of  the  BG
          Portfolio for any period, expressed as a percentage of the BG Portfolio unit value at the beginning of the period, will be the sum of: (i) the change in the BG Portfolio unit value during such period;
          (ii) the unit value of the Portfolio's cash distributions from the BG Portfolio's net investment income and realized net capital gains (whether short or long term) having an ex-dividend date occurring within the period; and (iii) the unit value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period by the BG Portfolio, expressed as a percentage of the BG Portfolio unit value at the beginning of such period. For this purpose, the value of distributions of realized capital gains per unit of the BG Portfolio, of dividends per unit of the BG Portfolio paid from investment income, and of capital gains taxes per unit of the BG Portfolio paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in units of the BG Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends, and taxes. For purposes of calculating investment performance, the BG Portfolio unit value will be determined net of all fees and expenses of the Portfolio attributable to the BG Portfolio. Thus, the performance of the BG Portfolio will be net of all fees and expenses of the Portfolio attributable to the BG Portfolio when compared to the Index.

     c. INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index level at the beginning of such period, will be the sum of (i) the change in the level of the Index during such period, and (ii) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities make up the Index. For this purpose, cash distributions on the securities that make up the Index will be treated as reinvested in the Index, at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses, and consistent with the methodology used by Morgan Stanley Capital International Inc.

     d. PERFORMANCE COMPUTATIONS. The foregoing notwithstanding, any computation of the investment performance of the BG Portfolio and the investment record of the Index shall be in accordance with any then applicable rules of the U.S. Securities and Exchange Commission.

DESCRIPTION OF BAILLIE GIFFORD OVERSEAS, LTD
Baillie Gifford Overseas Ltd, 1 Rutland Court, Edinburgh, EH38EY, Scotland, is an investment advisory firm founded in 1983. Baillie Gifford Overseas Ltd is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., which is one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for U.K. institutional clients.

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.
The investment advisory agreement between the Portfolio and Schroder Investment Management North America Inc. (Schroder) has been amended and restated to implement the multimanager approach under which each of the Portfolio's two advisers manages the investment and reinvestment of only a portion of the Portfolio's assets. Accordingly, the advisory fees paid by the Portfolio to Schroder Inc. will be based only on Schroder Inc.'s portion of the Portfolio's assets.


SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. UNDERGOES RESTRUCTURING
As a result of an internal corporate restructuring, Schroder Investment Management North America Inc. (Schroder Inc.), is entering into a sub-advisory agreement with Schroder Investment Management North America Limited (Schroder Limited) Vanguard Variable Insurance Fund pursuant to which Schroder Limited will serve as the sub-adviser for the Schroder Inc. portion of the Portfolio.

Under the sub-advisory agreement, Schroder Limited has primary responsibility for choosing investments for the Portfolio. Schroder Inc. will pay Schroder Limited advisory fees equal to 25% of the advisory fee actually paid to Schroder Inc. under its investment advisory agreement with the Vanguard Variable Insurance Fund. The sub-advisory arrangement is effective on or about April 1, 2003.

The restructuring and new sub-advisory agreement will not change the composition of the portfolio management team that currently manages the Portfolio through Schroder Inc. In addition, the fees the Portfolio pays for advisory services provided by Schroder Inc. will not change.



(C)2003 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         BS64 022003